SASCO MORTGAGE LOAN TRUST 2004-GEL3
MORTGAGE BACKED NOTES
SERIES 2004-GEL3

REPORTS TO NOTEHOLDERS
Section 4.09 of the Transfer and Servicing Agreement, dated September 1, 2004

Distribution Date:	25-Oct-04

	Original	Beginning			Realized	Interest		Ending
	Certificate	Certificate	Principal	Interest	Loss	Shortfall	Total	Certificate
Class	Face Value	Balance	Distribution	Distribution	of Principal	Amount	Distribution	Balance
A	$109,631,000.00	$109,631,000.00	$4,720,437.19	$381,515.88	N/A	$0.00	$5,101,953.07	$104,910,562.81
M1	$13,534,000.00	$13,534,000.00	$0.00	$58,669.89	$0.00	$0.00	$58,669.89	$13,534,000.00
M2	$5,752,000.00	$5,752,000.00	$0.00	$29,680.32	$0.00	$0.00	$29,680.32	$5,752,000.00
B	$6,090,000.00	$6,090,000.00	$0.00	$27,912.50	$0.00	$0.00	$27,912.50	$6,090,000.00
P	$0.00	$0.00	$0.00	$20,778.97	N/A	$0.00	$20,778.97	$0.00
Owner Cert	$0.00	$0.00	$0.00	$234,871.23	$0.00	$0.00	$234,871.23	$0.00
Total	$135,007,000.00	$135,007,000.00	$4,720,437.19	$753,428.79	$0.00	$0.00	$5,473,865.98	$130,286,562.81

AMOUNTS PER $1,000 UNIT
				Realized	Interest		Ending
		Principal	Interest	Loss	Shortfall	Total	Certificate	Current
Class	Cusip	Distribution	Distribution	of Principal	Amount	Distribution	Balance	Rate
A	80382UAR4	$43.05750372	$3.48000000	$0.00000000	$0.00000000	$46.53750372	$956.94249628	2.32000%
M1	80382UAS2	$0.00000000	$4.33500000	$0.00000000	$0.00000000	$4.33500000	$1,000.00000000	2.89000%
M2	80382UAT0	$0.00000000	$5.16000000	$0.00000000	$0.00000000	$5.16000000	$1,000.00000000	3.44000%
B	80382UAU7	$0.00000000	$4.58333333	$0.00000000	$0.00000000	$4.58333333	$1,000.00000000	5.50000%

LIBOR	1.84000%

Please contact the Bondholder Relations Department of U.S. Bank National Association at
(800) 934-6802 with any questions regarding this statement or your distribution.
U.S. BANK NATIONAL ASSOCIATION

SASCO MORTGAGE LOAN TRUST 2004-GEL3
MORTGAGE BACKED NOTES
SERIES 2004-GEL3

REPORTS TO NOTEHOLDERS
Section 4.09 of the Transfer and Servicing Agreement, dated September 1, 2004

Distribution Date:	25-Oct-04

(i),(v),(xv),	Principal Distributions & Pool Balance:
(x), (xviii)	Beginning Balance	135,347,800.32
	Scheduled Principal	171,541.40
	Prepayments (Includes Curtailments)	4,337,461.50
	Net Liquidation Proceeds	0.00
	Repurchases	213,865.11
	LPMI Insurance Proceeds	0.00
	Total Principal Remittance	4,722,868.01
	Net Realized Losses	0.00
	Negative Amortization	0.00
	Ending Balance	130,624,932.31
	Count	1,057

(v)	Aggregate Pool Balance	130,624,932.31

(xii)	Balance of Deleted Mortgage Loans	0.00
	Balance of Substituted Mortgage Loans	0.00

(xvii)	Ending Overcollateralization Amount	338,369.50
	Target Overcollateralization Amount	338,369.50
	Overcollateralization Deficiency Amount	0.00

(ix), (xv)	Interest Distributions & Fees:
	Scheduled Interest	809,927.74
	Less: Servicing Fee	56,394.83
	Less: LPMI Fee	19,648.24
	Less: Indenture Trustee Fee	1,973.82
	Less: Owner Trustee Fee	0.00
	Less: Credit Risk Manager Fee	1,691.85
	Less: Negative Amortization	0.00
	Net Interest Available	730,219.00

(iv)	Amount of Advances required to be made by servicer	155,796.31
	Amount of Advances actually made by servicer	155,796.31
	Amount of Advance shortfall	0.00

(v),(x)	Delinquency Information & Mortgage Pool characteristics

30-59 days delinquent		60-89 days delinquent		90 or more days delinquent
Count	Balance	Count	Balance	Count	Balance
54	6,337,463.12	26	2,726,730.29	0	0.00

*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

Outstanding Loans		Foreclosure		Bankruptcy		REO
Count	Balance	Count	Balance	Count	Balance	Count	Balance
1,057	130,624,932.31	1	276,788.26	5	462,757.65	0	0.00

Current Delinquency Rate (60+days)	2.65361%
Rolling Three Month Delinquency Rate (60+days)	2.65361%

Weighted Average Term to Maturity of Mortgage Loans	311
Weighted Average Gross Coupon of Mortgage Loans	7.18086%
Weighted Average Net Coupon of Mortgage Loans*	6.48916%
* Net of Servicing Fee, Indenture Trustee Fee, Owner Trustee Fee and LPMI

SASCO MORTGAGE LOAN TRUST 2004-GEL3
MORTGAGE BACKED NOTES
SERIES 2004-GEL3

REPORTS TO NOTEHOLDERS
Section 4.09 of the Transfer and Servicing Agreement, dated September 1, 2004

Distribution Date:	25-Oct-04

(xi)	Balance of Loans which became REO in the prior calendar month	0.00

(viii)	Realized Losses incurred during the related Prepayment Period	0.00
	Cumulative Realized Losses since Cut-Off Date	0.00

(vii)	Prepayment Premiums paid to Class P Certificate	20,778.97

(xiii)	Interest Shortfall

		Net Prepayment	Net Prepayment	Net Simple	Net Simple		Unpaid
	Carryforward	Interest	Interest	Interest	Interest	Basis Risk	Basis Risk
	Interest	Shortfall	Excess	Excess	Shortfall	Shortfall	Shortfall
A1	0.00	0.00	0.00	0.00	0.00	0.00	0.00
M1	0.00	0.00	0.00	0.00	0.00	0.00	0.00
M2	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B	0.00	0.00	0.00	0.00	0.00	0.00	0.00
P	0.00	0.00	0.00	0.00	0.00	0.00	0.00
TOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00

(xx)	Payments made under Cap Agreement	0.00

(xvi)	Note Account Shortfalls	0.00